Supplement to the
Strategic Advisers® Small-Mid Cap Fund
April 29, 2023
Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Investment Adviser" heading.
Strategic Advisers (the Adviser) is the fund's manager. AllianceBernstein L.P., ArrowMark Colorado Holdings, LLC, BlackRock Investment Management, LLC, Boston Partners Global Investors, Inc., FIAM LLC, FIL Investment Advisors, GW&K Investment Management, LLC, Geode Capital Management, LLC, J.P. Morgan Investment Management Inc., LSV Asset Management, Portolan Capital Management, LLC, River Road Asset Management, LLC, and William Blair Investment Management, LLC have been retained to serve as sub-advisers for the fund. FIL Investment Advisors (UK) Limited (FIA(UK)), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund. The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
The following information supplements information found in the "Fund Management" section under the "Sub-Adviser(s)" heading.
BlackRock Investment Management, LLC (BlackRock), at 1 University Square Drive, Princeton, New Jersey 08540, has been retained to serve as a sub-adviser for the fund. As of December 31, 2022, BlackRock had approximately $403 billion in assets under management.
The following information supplements information found in the "Fund Management" section under the "Advisory Fee(s)" heading.
The basis for the Board of Trustees approving the sub-advisory agreement for BlackRock for the fund will be included in the fund's annual report for the fiscal period ending February 29, 2024, when available.
SMC-PSTK-0923-140 1.919462.140	September 18, 2023